<PAGE 1>

                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     August
                          15, 1998

       IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
      IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
  (Issuer of the 4.55% Class A Lease Backed Certificates,
                       Series 1993-1,
  5.33% Class A-1 Lease Backed Certificates, Series 1994-1
                            and
  6.55% Class A-2 Lease Backed Certificates, Series 1994-1)
______________________________________________________________________
     (Exact Name of Registrant as Specified in Charter)


       Cayman Islands            33-69028         06-1383202
____________________________  _____________  _____________________
(State or Other Jurisdiction  (Commission     (IRS Employer
   of Incorporation)           File Number)    Identification No.)

       North Castle Drive, MS NCA-306


                            -  -









           Armonk, New York                     10504-1785
__________________________________________      ___________
  (Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code (914) 765-1900

                       Not Applicable
_____________________________________________________________
   (Former Name or Former Address, if changed Since Last
                          Report)

Item 5.  Other Events

         The Registrant is filing the exhibits listed in item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 7.1 Monthly Statement for the 4.55% Class A Lease Backed Certificates,
            Series 1993-1, with report to the Distribution Date occurring on the date of this report.

Exhibit 7.2 Monthly Statement for the 5.33% Class A-1 Lease Backed Certificates,
            Series 1994-1 and the 6.55% Class A-2 Lease Backed Certificates, Series 1994-1, with report to the Distribution Date occurring on the date of this report.






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.

                                     IBM CREDIT RECEIVABLES LEASE ASSET
                                     MASTER TRUST

                                     By:  IBM CREDIT RECEIVABLES, INC.

                                     By:

                                        ______________________________
                                        Name:  Michael J. Twomey
Date:    August 14, 1998               Title: President and Treasurer

<PAGE 2>


                           MONTHLY STATEMENT               Exhibit 7.1



                            -  -









                 IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                  SERIES 1993-1


Delivered pursuant to Section 4.05 of the Pooling
and Servicing Agreement dated as of November 1, 1993,
between IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, as trustee (the
"Trustee"), set forth below is the required information
with respect to the Distribution Date of August 17, 1998
and with respect to the performance of the Trust during the
Collection Period from July 2, 1998  to August 1, 1998.
Capitalized terms used in this Certificate have their
respective meanings set forth in the Pooling and Servicing
Agreement:
A)        Information Regarding the Current      Total       Per $1000 Original
          Monthly Distribution (Stated in total Distribution Certificate Principal
          and on the basis of $1,000 Original                    Amount
          Certificate Principal Amount).
          (1)     The amounts by Class of the
          distribution to Class A Certificateholders
          and the Class B Certificateholders
          on August 17, 1998.

         Class A                              4,709,254.45      4.70925
         Class B                                831,044.90      4.70925

<PAGE 3>

          (2)    The amounts by Class of the
          distribution set forth in paragraph 1
          above in respect of interest on the
          Class A Certificates and the Class B
          Certificates.

         Class A                                 67,786.48      0.06779
         Class B                                 11,962.32      0.06779

          (3)    The amount by Class of the
          distribution set forth in paragraph 1
          above in respect of principal of the
          Class A Certificates and the Class B
            Certificates.

         Class A                              4,641,467.97  4.64147
         Class B                                819,082.58  4.64147



                            -  -









B) Information Regarding the Performance of the Series 1993-1 Full Amortization
          Pool with respect to Series 1993-1's
          Full Amortization Period.


          (1)    Collections of Scheduled Payments:

          (a)     The aggregate amount of
          Collections of Scheduled Payments
          processed with respect to the Series 1993-1
          Full Amortization Pool during the
          Collection Period immediately
          preceding the Distribution Date
          allocated to each of Class A and Class B.

                  Class A                     4,838,055.34
                  Class B                       853,774.47

<PAGE4>

          (b)     The aggregate Contract
          Balances of the Contracts
          outstanding and the Participation
          Balance of the Participation
          Interest, if any, as of the day
          before the last day of the
          Collection Period immediately
          preceding the Distribution Date
          allocated to each of Class A and
          Class B.

                  Class A                    17,877,752.50
                  Class B                     3,154,897.50

          (c)     The aggregate amount of
          Collections of Finance Charge
          Payments processed with respect to
          the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                       196,587.37
                  Class B                        34,691.89

          (d)     The aggregate amount of
          Collections of Principal Payments
          processed with respect to the Series
          1993-1 Full Amortization Pool during
          the Collection Period immediately


                            -  -









          preceding the Distribution Date
          allocated to each of Class A and
          Class B.

                  Class A                     4,641,467.97
                  Class B                       819,082.58

<PAGE 5>

          (e)     The aggregate amount of net
          Recoveries processed with respect
          to the Series 1993-1 Full Amortization
          Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                             0.00
                  Class B                             0.00

          (2)    Contract Balances of the Contracts
          and Participation Balance of the Participation
          Interest, if any, included in the Series 1993-1
          Full Amortization Pool as of the day
          before the last day of the immediately
          preceding Collection Period.

          (a)     The aggregate Contract
          Balances and Participation Balance
          of the Participation Interest, if any,
          included in the Series 1993-1 Full
          Amortization Pool as of the day
          before the last day of the immediately
          preceding Collection Period.     35,294,783.49

          (b)     The Class A Invested Amount
          and the Class B Invested Amount
          (each as defined in the Pooling and
          Servicing Agreement) as of the day
          before the last day of the immediately
          preceding Collection Period.


                  Class A                    17,877,752.50
                  Class B                     3,154,897.50

<PAGE 6>

          (c)     The Class A Invested Amount on
          the date of issuance of the Class A


                            -  -









          Certificates (the "Initial Class A
          Invested Amount") and the Class B
          Invested Amount on the date of
          issuance of the Class B
          Certificates (the "Initial Class B
          Invested Amount")

                  Class A                    1,000,000,000.00
                  Class B                      176,470,588.24

          (d)     The allocation percentage with
          respect to the allocation of
          Finance Charge Payments, Principal
          Payments and Defaulted Amounts to
          the Class A Certificateholders with
          respect to the immediately preceding
          Collection Period.                       50.65%

          (e)     The allocation percentage with
          respect to the allocation of
          Finance Charge Payments, Principal
          Payments and Defaulted Amounts to
          the Class B Certificateholders with
          respect to the immediately preceding
          Collection Period.                        8.94%

<PAGE 7>

          (3)    Delinquent Balances of Contracts in
          the Trust.

          The aggregate Contract Balances o            Aggregate
          Contracts which were delinquent a            Contract
          the close of business on the last            Balances
          the Collection Period immediately
          preceding the Distribution Date:
            (a)     31-60 days                  545,686.54

            (b)     61-90 days                    8,649.90

            (c)     91 or more days              55,662.15


                           TOTAL                609,998.59

          (4)    Defaulted Amount.

          The Defaulted Amount for the Collection
          Period immediately preceding the
          Distribution Date allocable to each
          of Class A and Class B.


                            -  -










         Class A                                      0.00
         Class B                                      0.00

          (5)    Investor Charge-Offs;
          Reimbursement of Charge-Offs.

          (a)     The amount of the withdrawal,
          if any, from the Reserve Account.           0.00

<PAGE 8>

          (b)     The amount
          required for such
          Distribution Date pursuant to
          section 4.05 (c)(i) and (ii)
          over the Class B Available
          Finance Charge Collections,
          but not more than the Class B
          Investor Default Amount for
          such Distribution Date, and
          not below zero (a "Class B
          Investor Charge-Off").                    0.00

          (c)     The Excess of the Defaulted
          Amount allocable to the Class A
          Certificates over the Class B Investor
          Charge-Off, which excess is charged
          to the Class A Invested Amount
          (a "Class A Investor Charge-Off")         0.00

          (d)     The amounts of the Class A
          Investor Charge-Offs and Class B
          Investor Charge-Offs set forth in
          item 5(c) and item 5(b) above, per
          $1,000 interest (which will have
          the effect of reducing, pro rata,
          the amount of each Class A
          Certificateholder's and Class B
          Certificateholder's Invested
          Amount, respectively).

                  Class A                             0.00
                  Class B                             0.00

<PAGE 9>

          (e)     The total amounts reimbursed
          to the Trust for such Distribution
          Date in respect of Class A Investor


                            -  -









          Charge-Offs and Class B Investor
          Charge-Offs, respectively, for
          prior Distribution Dates.

                  Class A                             0.00
                  Class B                             0.00

          (f)     The amounts set forth in
          item 5(e) above, per $1,000
          interest (which will have the
          effect of increasing, pro rata, the
          amount of each Class A
          Certificateholder's and Class B
          Certificateholder's Invested
          Amount, respectively).

                  Class A                             0.00
                  Class B                             0.00

          (g)     The amount, if any, by which
          the outstanding principal balances
          of the Class A Certificates and
          Class B Certificates exceed the
          Class A Invested Amount and Class B
          Invested Amount, respectively, as
          of the end of the day on the Record
          Date with respect to the
          Distribution Date.

                  Class A                             0.00
                  Class B                       211,813.40

<PAGE 10>

          (6)    Investor Monthly Servicing fee.

            The amount of the series 1993-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.           17,527.21

          (7)    Available Reserve Amount

            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on
            such Distribution Date.          10,000,000.00

            (b)     The ratio of the Available


                            -  -









            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            before giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution Date.                       75.55%

          (8)    Deficit Controlled Amortization
          Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution Date.                        0.00

<PAGE 11>

C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A and
            Class B, respectively, which represent
            the ratios of the Class A Invested
            Amount and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

         Class A                                 0.0132363
         Class B                                 0.0132363

D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interest,
            if any, included in the Series 1993-1 Full
            Amortization Pool at the close of business
            on the last day of the immediately preceding
            Collection Period.               26,131,461.24


                           IBM CREDIT CORPORATION,
                                Servicer

                                by: /s/ A. Mariani


                                A. Mariani



                            -  -









                                Manager Remarketing & Investor Accounting

<PAGE 12>

                         MONTHLY SERVICER'S CERTIFICATE

                  IBM CREDIT CORPORATION

                     IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                            SERIES 1993-1


         The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1
Supplement (as amended and supplemented, the "Series
Supplement"), among IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

         2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

         3.     The undersigned is a Servicing Officer.

         4.     This Certificate relates to the Distribution
          Date occurring on August 17, 1998.

<PAGE 13>
         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly


                            -  -









          executed and delivered this Certificate this 12th day of August, 1998.


                           IBM CREDIT CORPORATION,
                           Servicer,

                                by: /s/ A. Mariani


                                A. Mariani
                                Manager Remarketing & Investor Accounting


<PAGE 14>

                                                         Exhibit 7.2
                           MONTHLY STATEMENT

                 IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST
                                  SERIES 1994-1


Delivered pursuant to Section 4.05 of the Pooling
and Servicing Agreement dated as of August 3, 1994,
between IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, as trustee (the
"Trustee"), set forth below is the required information
with respect to the Distribution Date of August 17, 1998
and with respect to the performance of the Trust during the
Collection Period from July 2, 1998  to August 1, 1998.
Capitalized terms used in this Certificate have their
respective meanings set forth in the Pooling and Servicing
Agreement:
A)        Information Regarding the Current     Total        Per $1000 Original
          Monthly Distribution (Stated in total Distribution Certificate Principal and on the basis of $1,000 Original
          Certificate Principal Amount).
            (1)     The amounts by Class of the
            distribution to Class A1 Certificateholders,
            Class A2 Certificateholders and
            the Class B Certificateholders
            on August 17, 1998.

         Class A1                                   0.00    0.00000
         Class A2                           2,101,333.59   10.68777
         Class B                              370,823.58    7.00445



                            -  -









<PAGE 15>

            (2)    The amounts by Class of the
            distribution set forth in paragraph 1
            above in respect of interest on the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

         Class A1                                   0.00  0.00000
         Class A2                              43,268.98  0.22007
         Class B                                7,635.70  0.14423

            (3)    The amount by Class of the
            distribution set forth in paragraph 1
            above in respect of principal of the
            Class A1 Certificates and the Class A2
            and the Class B Certificates.

         Class A1                                   0.00  0.00000
         Class A2                           2,058,064.61 10.46770
         Class B                              363,187.88  6.86022

B)        Information Regarding the Performance of
            the Series 1994-1 Full Amortization
            Pool with respect to Series 1994-1's
            Full Amortization Period.


            (1)    Collections of Scheduled Payments:

            (a)     The aggregate amount of
            Collections of Scheduled Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                   2,145,233.05
                  Class B                     378,570.55

<PAGE 16>

            (b)     The aggregate Contract
            Balances of the Contracts
            outstanding and the Participation
            Balance of the Participation
            Interests, if any, as of the day
            before the last day of the
            Collection Period immediately


                            -  -









            preceding the Distribution Date
            allocated to each of Class A and
            Class B.

                  Class A                   7,927,140.70
                  Class B                   1,398,907.21

            (c)     The aggregate amount of
            Collections of Finance Charge
            Payments processed with respect to
            the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                      87,168.44
                  Class B                      15,382.67

            (d)     The aggregate amount of
            Collections of Principal Payments
            processed with respect to the
            Series 1994-1 Full Amortization Pool
            during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                   2,058,064.61
                  Class B                     363,187.88

<PAGE 17>

            (e)     The aggregate amount of net
            Recoveries processed with respect
            to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                  Class A                           0.00
                  Class B                           0.00

            (2)    Contract Balances of the Contracts
            and Participation Balance of the
            Participation Interests, included in the
            Series 1994-1 Full Amortization Pool as of the day before the last day of the immediately preceding Collection Period.

            (a)     The aggregate Contract


                            -  -









            Balances and Participation Balance
            of the Participation Interests,
            included in the Series 1994-1 Full
            Amortization Pool as of the day before the
            last day of the immediately
            preceding Collection Period.     14,262,133.48

            (b)     The Class A1 Invested Amount,
            Class A2 Invested Amount and
            the Class B Invested Amount
            (each as defined in the Pooling and
            Servicing Agreement) as of the day
            before the last day of the immediately
            preceding Collection Period.


                  Class A1                          0.00
                  Class A2                  7,927,140.70
                  Class B                   1,398,907.21

<PAGE 18>

            (c)     The Class A1 Invested Amount on
            the date of issuance of the Class A1
            Certificates (the "Initial Class A1
            Invested Amount") and the Class A2
            invested Amount on the date of
            issuance of the Class A2 Certificates
            (the "Initial Class A2 Invested
            Amount") and the Class B
            Invested Amount on the date of
            issuance of the Class B
            Certificates (the "Initial Class B
            Invested Amount")

                  Class A1                103,389,000.00
                  Class A2                196,611,000.00
                  Class B                  52,941,177.00

            (d)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class A Certificateholders with
            respect to the immediately preceding
            Collection Period.                     55.58%

            (e)     The allocation percentage with
            respect to the allocation of
            Finance Charge Payments, Principal
            Payments and Defaulted Amounts to
            the Class B Certificateholders with


                            -  -









            respect to the immediately preceding
            Collection Period.                      9.81%

            (3)    Delinquent Balances of Contracts in
            the Trust.

<PAGE 19>

            The aggregate Contract Balances o            Aggregate
            Contracts which were delinquent a            Contract
            the close of business on the last            Balances
            the Collection Period immediately
            preceding the Distribution Date:
            (a)     31-60 days                545,686.54

            (b)     61-90 days                  8,649.90

            (c)     91 or more days            55,662.15


                           TOTAL              609,998.59

            (4)    Defaulted Amount.

            The Defaulted Amount for the Collection
            Period immediately preceding the
            Distribution Date allocable to each
            of Class A and Class B.

         Class A                                    0.00
         Class B                                    0.00

            (5)    Investor Charge-Offs;
            Reimbursement of Charge-Offs.

            (a)     The amount of the withdrawal,
            if any, from the Reserve Account.       0.00

<PAGE 20>

            (b)     The amount
            required for such
            Distribution Date pursuant to
            section 4.05 (c)(i) and (ii)
            over the Class B Available
            Finance Charge Collections,
            but not more than the Class B
            Investor Default Amount for
            such Distribution Date, and


                            -  -









            not below zero (a "Class B
            Investor Charge-Off").                  0.00

            (c)     The Excess of the Defaulted
            Amount allocable to the Class A
            Certificates over the Class B Investor
            Charge-Off, which excess is charged
            to the Class A Invested Amount
            (a "Class A Investor Charge-Off")       0.00

            (d)     The amounts of the Class A
            Investor Charge-Offs and Class B
            Investor Charge-Offs set forth in
            item 5(c) and item 5(b) above, per
            $1,000 interest (which will have
            the effect of reducing, pro rata,
            the amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                           0.00
                  Class B                           0.00

<PAGE 21>

            (e)     The total amounts reimbursed
            to the Trust for such Distribution
            Date in respect of Class A Investor
            Charge-Offs and Class B Investor
            Charge-Offs, respectively, for
            prior Distribution Dates.

                  Class A                           0.00
                  Class B                           0.00

            (f)     The amounts set forth in
            item 5(e) above, per $1,000
            interest (which will have the
            effect of increasing, pro rata, the
            amount of each Class A
            Certificateholder's and Class B
            Certificateholder's Invested
            Amount, respectively).

                  Class A                           0.00
                  Class B                           0.00

            (g)     The amount, if any, by which
            the outstanding principal balances
            of the Class A1 Certificates,
            Class A2 Certificates and Class B


                            -  -









            Certificates exceed the Class A1
            Invested Amount, Class A2
            Invested Amount and Class B Invested
            Amount, respectively, as
            of the end of the day on the Record
            Date with respect to the
            Distribution Date.

                  Class A1                          0.00
                  Class A2                          0.00
                  Class B                     253,992.68

<PAGE 22>

            (6)    Investor Monthly Servicing fee.

            The amount of the series 1994-1 Monthly
            Servicing Fee payable to the Servicer
            for the Distribution Date.          7,771.71

            (7)    Available Reserve Amount

            (a)     The amount available to be
            withdrawn from the Reserve Account
            for the Class A Certificateholders
            as of the close of business on such
            Distribution Date, before giving
            effect to all withdrawals from, or
            deposits to the Reserve Account on
            such Distribution Date.         3,000,000.00

            (b)     The ratio of the Available
            Reserve Amount to the
            Invested Amount of the Class A
            Certificates as of the close of
            business on such Distribution Date,
            before giving effect to all withdrawals
            from the Reserve Account and payments
            to the Reserve Depositor on such
            Distribution Date.                     51.12%

            (8)    Deficit Controlled Amortization
            Amount.

            The existing Deficit Controlled
            Amortization amount for such
            Distribution Date.                      0.00

<PAGE 23>



                            -  -









C)        The Pool Factors.

            The Pool Factors for the preceding
            Determination Date for Class A1,
            Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
            Amount, Class A2 Invested Amount
            and Class B Invested Amount,
            respectively, as of such Determination
            Date to the Class A Initial Invested
            Amount and the Class B Initial Invested
            Amount, respectively.

         Class A1                              0.0000000
         Class A2                              0.0298512
         Class B                               0.0195636

D)        Contract Balance.

            (1)    The aggregate Contract Balances of
            the Contracts and the Participation
            Balance of the Participation Interests,
            included in the Series 1994-1 Full Amortization
            Pool at the close of business on the
            last day of the immediately preceding
            Collection Period.              10,559,361.79


                           IBM CREDIT CORPORATION,
                                Servicer

                                by: /s/ A. Mariani


                                A. Mariani
                                Manager Remarketing & Investor Accounting

<PAGE 24>

                         MONTHLY SERVICER'S CERTIFICATE

                  IBM CREDIT CORPORATION

                     IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                            SERIES 1994-1


         The undersigned, a duly authorized representative of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the


                            -  -









"Agreement"), as supplemented by the Series 1994-1
Supplement (as amended and supplemented, the "Series
Supplement"), among IBM Credit Receivables, Inc., a Cayman
Islands company, as Seller (the "Seller"), IBM Credit
Corporation, a Delaware corporation, as Servicer (the
"Servicer"), and Norwest Bank Minnesota, National
Association, a national banking association, Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

         2. IBMCC is, as of the date hereof, the Servicer under the Agreement.

         3.     The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on August 17, 1998.
<PAGE 25>
         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August, 1998.


                           IBM CREDIT CORPORATION,
                           Servicer,

                           by:      /s/ A. Mariani


                                A. Mariani
                                Manager Remarketing & Investor Accounting